Exhibit 10.14

JULY 05, 2006

PTAS	*700273159A*
KNOBBE MARTENS OLSON & BEAR LLP	*700273159A*
2040 MAIN STREET
FOURTEENTH FLOOR
IRVINE, CA 92614

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE.  A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE.  THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM.  IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350.  PLEASE SEND REQUEST FOR CORRECTION TO:  U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP:  ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 06/28/2006	REEL/FRAME: 017873/0771
NUMBER OF PAGES: 3

BRIEF:  ASSIGNMENT OF ASSIGNOR’S INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER:  IRAD.2CPCP

ASSIGNOR:
SUSI, ROGER E.	DOC DATE: 06/26/2006

ASSIGNEE:

IRADIMED CORPORATION

7457 ALOMA AVENUE

SUITE 201

WINTER PARK, FLORIDA  32792

SERIAL NUMBER: 11271705	FILING DATE: 11/10/2005
PATENT NUMBER:	ISSUE DATE:
TITLE: LIQUID INFUSION APPARATUS

017873/0771     PAGE 2

THERESA FREDERICK, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

ASSIGNMENT

WHEREAS, I, Roger E. Susi, a United States citizen, have invented certain new and useful improvements in a LIQUID INFUSION APPARATUS for which I have filed an application for Letters Patent in the United States, Application No. 11/271,705, filed on November 10, 2005;

AND WHEREAS, IRADIMED CORPORATION (hereinafter “ASSIGNEE”), an Oklahoma Corporation, with its principal place of business at 7457 Aloma Avenue, Suite 201, Winter Park, FL 32792, desires to acquire the entire right, title, and interest in and to the said improvements and the said Application:

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) to me in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, I, the said inventor, do hereby acknowledge that I have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said ASSIGNEE, its successors, legal representatives and assigns, the entire right, title, and interest throughout the world in, to and under the said improvements, and the said application and all provisional applications relating thereto, and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof; and I hereby authorize and request the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

AND I DO HEREBY sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said Letters Patent before or after issuance.

AND I HEREBY covenant and agree that I will communicate to the said ASSIGNEE, its successors, legal representatives and assigns, any facts known to me respecting said improvements, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper patent protection for said improvements in all countries.

IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 26 day of June, 2006.

/s/ Roger E. Susi
Roger E. Susi

STATE OF	}
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COUNTY OF	}

On 6/26/06, before me, Chris Williamson, personally appeared Roger E. Susi personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

[SEAL]	/s/ Chris Williamson
Notary Signature